Exhibit 10.5

NEXT FRONTIER PHARMACEUTICALS, INC.

SECURED PROMISSORY NOTE

Boulder, Colorado

January 7, 2022	$5,000,00.00

FOR VALUE RECEIVED, NEXT FRONTIER PHARMACEUTICALS, INC., a corporation incorporated under the laws of the State of Delaware and located at 3950 N. Mays St., Round Rock, Texas 78665 (the “Borrower”), hereby promises to pay to the order of JUPITER WELLNESS, INC., a corporation incorporated under the laws of the State of Delaware and located at 1061 E. Indiantown, Suite 110, Jupiter, Florida 33477, or its successors or assigns (the “Lender”), the principal amount of up to Five Million Dollars (US$5,000,000.00) or, if less, the outstanding principal balance owing to the Lender by the Borrower, on the earlier of (i) 6-months from the issuance date of this Note, (ii) the occurrence of an Event of Default (as defined below), or (iii) such date as a new third party lender advances a loan to the Borrower (such earliest date is hereinafter referred to as the “Maturity Date”), and to pay interest on the unpaid principal balance hereof at the rate of eight percent (8%) per annum commencing on the date hereof (the “Issuance Date”), in accordance with the terms hereof. This Promissory Note, as may be amended or supplemented from time to time, shall be referred to herein as the “Note”.

1. Payments of Principal and Interest.

(a) Payment of Principal. The outstanding principal amount of this Note shall be paid to the Lender on the Maturity Date.

(b) Payment of Interest. Interest on the outstanding principal balance of this Note shall accrue at a rate of eight percent (8%) per annum commencing on the Issuance Date. Interest shall be computed on the basis of a 360-day year and paid for the actual number of days elapsed. Interest shall be paid on the Maturity Date.

(c) Payment of Default Interest. Any amount of principal or interest on this Note which is not paid when due shall bear interest until such past due amount is paid at the highest non-usurious rate allowable per applicable law (the “Default Rate”).

(d) General Payment Provisions. All payments of principal and interest on this Note shall be made in lawful money of the United States of America by certified bank check or wire transfer to such account as the Lender may designate by written notice to the Borrower in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding Business Day. For purposes of this Note, “Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the State of New York are authorized or required by law or executive order to remain closed.

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(e) Optional Prepayment. At any time, the Borrower may pre-pay this Note without penalty and, upon such prepayment in full, the Lender shall have no further rights under this Note, including no rights of conversion.

(f) Revolving Note. Principal under this Note may be borrowed, repaid and re-borrowed, at the Lender’s sole and absolute discretion. Lender may endorse the amount and the date of the making of each Principal advance evidenced hereby and each payment of principal hereunder on the grid annexed hereto and made a part hereof as Schedule A, which endorsement shall constitute prima facie evidence of the accuracy of the information so endorsed; provided, however, that any failure to endorse such information on such grid shall not in any manner affect the obligation of Borrower to make payment of principal and interest in accordance with the terms of this Promissory Note.

2. Guarantee. The obligations underlying this Note are guaranteed by the Borrower’s parent company, Next Frontier Holdings, Inc., a Delaware corporation (“NFH”), and the Borrower’s subsidiaries, Benuvia Manufacturing, Inc., a Delaware corporation (“BM”), Benuvia Therapeutics, LLC, a Delaware limited liability company (“BT”), Benuvia Manufacturing LLC, a Delaware limited liability company (“BM LLC”), and Benuvia Therapeutics IP LLC (“BT IP LLC” and together with NFH, BM, BT, and BM LLC, collectively, the “Guarantors”). The Guarantors hereby guarantee and become surety to Buyer for the full, prompt and unconditional payment and performance of the Obligations (as defined below), when and as the same shall become due, whether at the stated maturity date, by acceleration or otherwise, and the full, prompt and unconditional performance of each term and condition to be performed by Borrower under the Note. This guaranty is a primary obligation of each Guarantor and shall be a continuing inexhaustible guaranty. This is a guaranty of payment and not of collection. The Lender may require the Guarantors to pay and perform its liabilities and obligations and may proceed immediately against any Guarantor without being required to bring any proceeding or take any action against the Borrower or any other Guarantor prior thereto; the liability of Guarantor hereunder being independent of and separate from the liability of Borrower, any other guarantor, any other person, and the availability of other collateral security for the Note. “Obligations” means all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing to, of the Borrower and the Guarantors to the Lender, including, without limitation, all obligations under the Note, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Lender as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (a) principal of, and interest on the Note and the loans extended pursuant thereto; (b) any and all other fees, indemnities, costs, obligations and liabilities of the Borrower or any Guarantor from time to time under or in connection with this Note; and (c) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower or any Guarantor.

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3. Security Interest. In order to secure the full and complete payment and performance of the Obligations when due, the Borrower and the Guarantors hereby grant to the Lender, a priority security interest in all of the Borrower’s and Guarantor’s rights, titles, and interests in and to the Collateral (the “Security Interest”) and, pledges, collaterally transfers, and assigns the Collateral to the Lender, all upon and subject to the terms and conditions of this Note. If the grant, pledge, or collateral transfer or assignment of any specific item of the Collateral is expressly prohibited by any contract or by law, then the Security Interest created hereby nonetheless remains effective to the extent allowed by the Uniform Commercial Code as in effect in the State of New York (the “UCC”) or other applicable laws. The Borrower and the Guarantors each hereby authorizes the Lender, at the Lender’s option and without any obligation to do so, and regardless of whether the Collateral is in possession of the Lender, to file or record any document necessary, convenient, required or reasonably advisable to perfect, continue, amend or terminate the security interest created under this Note, including, without limitation, any financing statements, pledge, mortgage, trust, assignments of credits including amendments, authorized to be filed under the UCC. The Company hereby consents to the filing of any documents previously filed or recorded by the Lender regarding the Collateral, including, without limitation, any and all previously filed financing statements. “Collateral” means and includes all assets and property of the Borrower and each Guarantor, including, without limitation, any and all of the Borrower’s and the Guarantors’ right, title, or interest in all assets and property, now owned or later acquired by the Borrower or any Guarantor, wherever located.

4. Defaults and Remedies.

(a) Events of Default. An “Event of Default” means: (i) a default in payment of principal or interest on this Note; (ii) failure by the Borrower or any Guarantor to comply with any material provision of this Note; (iii) the Borrower or any Guarantor, pursuant to or within the meaning of any Bankruptcy Law (as defined herein): (A) commences a voluntary case; (B) consents to the entry of an order for relief against it in an involuntary case; (C) consents to the appointment of a Custodian (as defined herein) of it or for all or substantially all of its property; (D) makes a general assignment for the benefit of its creditors; or (E) admits in writing that it is generally unable to pay its debts as the same become due; or (iv) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (A) is for relief against the Borrower or any Guarantor in an involuntary case; (B) appoints a Custodian of the Borrower or any Guarantor for all or substantially all of its property; or (C) orders the liquidation of the Borrower or any Guarantor, and the order or decree remains unstayed and in effect for sixty (60) days. “Bankruptcy Law” means Title 11, U.S. Code, or any similar Federal or state law for the relief of debtors. The term “Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

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(b) Remedies. If an Event of Default occurs and is continuing, the Lender, may declare all of this Note to be due and payable immediately. The Lender, shall have all rights available to it at law or in equity. Upon the occurrence of an Event of Default, the interest on this Note shall immediately accrue at the Default Rate. The Lender, may assess reasonable attorneys’ fees, paralegals’ fees and costs and expenses incurred or anticipated by the Lender in collecting or enforcing payment hereof (whether such fees, costs or expenses are incurred in negotiations, all trial and appellate levels, administrative proceedings, bankruptcy proceedings or otherwise), and together with all other sums due by the Borrower hereunder, all without any relief whatsoever from any valuation or appraisement laws, and payment thereof may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to the Lender at law, in equity, or under this Note. In connection with the Lender’s rights hereunder upon an Event of Default, the Lender need not provide, and the Borrower hereby waives, any presentment, demand, protest or other notice of any kind, and the Lender, may immediately enforce any and all of its rights and remedies hereunder and all other remedies available to it in equity or under applicable law. Lender shall be permitted to exercise any and all rights available to a secured party under the UCC, in addition to any and all other rights afforded by the Note, at law, in equity, or otherwise, including, without limitation, (a) requiring the Company to assemble all or part of the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to the Borrower, (b) surrendering any policies of insurance on all or part of the Collateral and receiving and applying the unearned premiums as a credit on the Obligation, (c) applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral (and the Company hereby consents to any such appointment), and (d) applying to the Obligation any cash held by Lender under this Note.

5. Lost or Stolen Note. Upon notice to the Borrower of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of an indemnification undertaking by the Lender to the Borrower in a form reasonably acceptable to the Borrower and, in the case of mutilation, upon surrender and cancellation of the Note, the Borrower shall execute and deliver a new Note of like tenor and date and in substantially the same form as this Note.

6. Cancellation. After all principal and accrued interest at any time owed on this Note has been paid in full and the Lender declares that no further borrowing shall be permitted hereunder, this Note shall automatically be deemed canceled, shall be surrendered to the Borrower for cancellation and shall not be re-issued.

7. Waiver of Notice. To the extent permitted by law, the Borrower hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

8. Governing Law. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the laws of the State of New York, without giving effect to provisions thereof regarding conflict of laws. Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in New York City in the State of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by sending by certified mail or overnight courier a copy thereof to such party at the address indicated in the preamble hereto and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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9. Indemnity and Expenses. The Borrower and each Guarantor agrees:

(a) To indemnify and hold harmless the Lender and each of its partners, employees, agent and affiliates from and against any and all claims, damages, demands, losses, obligations, judgments and liabilities (including, without limitation, attorneys’ fees and expenses) in any way arising out of or in connection with this Note; and

(b) To pay and reimburse the Lender upon demand for all costs and expenses (including, without limitation, attorneys’ fees and expenses) that the Lender may reasonably incur in connection with (i) the exercise or enforcement of any rights or remedies (including, but not limited to, collection) granted hereunder or otherwise available to it (whether at law, in equity or otherwise), or (ii) the failure by the Borrower or any Guarantor to perform or observe any of the provisions hereof. The provisions of this Section shall survive the execution and delivery of this Note, the repayment of any or all of the principal or interest owed pursuant hereto, and the termination of this Note.

10. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity.

11. Specific Shall Not Limit General; Construction. No specific provision contained in this Note shall limit or modify any more general provision contained herein. This Note shall be deemed to be jointly drafted by the Borrower and the Lender and shall not be construed against any person as the drafter hereof.

12. Failure or Indulgence Not Waiver. No failure or delay on the part of this Note in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

13. Notice. Notice shall be given to each party at the address indicated in the preamble or at such other address as provided to the other party in writing.

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14. Consent of Senior Creditor. The Lender, the Borrower, the Guarantors, and Benuvia Holdings, LLC, a Delaware limited liability company (“Senior Lender”), among others, are currently party to that certain Intercreditor and Subordination Agreement, dated December 8, 2021 (the “Intercreditor Agreement”). The Senior Lender hereby consents to the entry of this Note by the Borrower and the Guarantors and the principal advances evidenced hereby. The amounts advanced hereunder shall constitute additional Junior Liabilities (as defined in the Intercreditor Agreement) and, by their execution hereof, the parties hereto shall be bound by the terms and conditions contained in the Intercreditor Agreement, provided, however, the Borrower and the Guarantors shall be permitted to repay the Lender all principal and interest owing hereunder in full on the Maturity Date, notwithstanding any restrictions which may otherwise be contained in the Intercreditor Agreement.

[signature page follows]

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IN WITNESS WHEREOF, the parties have caused this Note to be executed on and as of the Issuance Date.

BORROWER:

NEXT FRONTIER PHARMACEUTICALS, INC.

By:	/s/ Shannon Soqui
Name:	Shannon Soqui
Title:	Executive Chairman

LENDER:

JUPITER WELLNESS, INC.

By:	/s/ Brian John
Name:	Brian John
Title:	Chief Executive Officer

[ signature page to Promissory Note ]

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GUARANTORS:
NEXT FRONTIER HOLDINGS, INC.

By:	/s/ Shannon Soqui
Name:	Shannon Soqui
Title:	Executive Chairman

BENUVIA MANUFACTURING, INC.

By:	/s/ Shannon Soqui
Name:	Shannon Soqui
Title:	Executive Chairman

BENUVIA THERAPEUTICS, LLC

By:	/s/ Shannon Soqui
Name:	Shannon Soqui
Title:	Managing Member

BENUVIA MANUFACTURING, LLC

By:	/s/ Shannon Soqui
Name:	Shannon Soqui
Title:	Managing Member

BENUVIA THERAPEUTICS IP LLC

By:	/s/ Shannon Soqui
Name:	Shannon Soqui
Title:	Managing Member

[ signature page to Promissory Note ]

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CONSENT AND AGREEMENT:

With respect to Section 14 hereto:

BENUVIA HOLDINGS LLC

By:	/s/ Todd Davis
Name:	Todd Davis
Title:	Managing Member

[ signature page to Promissory Note ]

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